Filed pursuant to Rule 497(e)
1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525

Tortoise MLP & Pipeline Fund
Ecofin Global Renewables Infrastructure Fund
Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund

Supplement dated June 1, 2021
to the Prospectus dated March 31, 2021
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Effective July 27, 2021, the section entitled “C Class—Conversion to A Class Shares” on page 92 of the Prospectus is deleted and replaced with the following:

Conversion to A Class shares. C Class shares will automatically convert to A Class shares 8 years from the date of purchase.

Any C Class shares of the Funds purchased on or prior to August 3, 2013, will be automatically converted to Class A shares on July 27, 2021.

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Please retain this Supplement with your Prospectus for future reference.